Exhibit 32.1

                         CHIMERA INVESTMENT CORPORATION
                           1211 AVENUE OF THE AMERICAS
                                   SUITE 2902
                            NEW YORK, NEW YORK 10036


                                  CERTIFICATION


                         PURSUANT TO SECTION 906 OF THE

               SARBANES-OXLEY ACT OF 2002, 10 U.S.C. SECTION 1350

         In connection with the quarterly report on Form 10-Q of Chimera Investment Corporation (the "Company") for the period ended September 30, 2008 to be filed with Securities and Exchange Commission on or about the date hereof (the "Report"), I, Matthew Lambiase, President, and Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:


    1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates of, and for the periods covered by, the Report.

It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.

                                          /s/ Matthew Lambiase
                                          --------------------
                                          Matthew Lambiase
                                          Chief Executive Officer and President
                                          November 10, 2008

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